2025 INVESTOR DAY Ralliant Company Overview February 2026 1 Exhibit 99.1 Forward Looking Statements & Non-GAAP Financial Measures 22 Certain statements included in this presentation and the oral remarks made in connection herewith are “forward-looking statements” within the meaning of the U.S. federal securities laws. All statements other than historical factual information are forward-looking statements, including, without limitation, statements regarding: anticipated financial results, outlook, guidance, or assumptions underlying such outlook or guidance (including the effects of tariffs and our ability to offset them, the effects of seasonality on our business, impacts from changes in incentive compensation, and impacts of project timing); cash flows, the Company’s liquidity position or other financial measures; management’s plans and strategies for future operations and growth, including statements relating to anticipated operating performance, cost reductions and savings initiatives, innovation, manufacturing efficiency (including in connection with the use of artificial intelligence and automation), restructuring activities, new product and service developments, customer demand, including anticipated orders, competitive strengths or market position, acquisitions, divestitures, strategic opportunities, shareholder value creation, capital allocation priorities (including capital expenditures overall and as a percentage of revenue and investment priorities), stock repurchases and dividends; the effects of the separation from Fortive on the Company; growth, declines, and other trends in markets the Company sells into, including the expected impact of trade and tariff policies, impacts from changes in EV demand, and long-term through-cycle growth targets for our end-markets; changes in government contracting requirements and in federal spending; new or modified laws, regulations and accounting pronouncements; outstanding claims, legal proceedings, tax audits and assessments and other contingent liabilities; foreign currency exchange rates and fluctuations in those rates; tax rates, tax provisions, and the impact of changes to tax laws; general economic and capital markets conditions, including expected impact of inflation or interest rate changes; impact of geopolitical events and other hostilities; the timing of any of the foregoing; assumptions underlying any of the foregoing; and any other statements that address events or developments that the Company intends or believes will or may occur in the future. The timing and amount of share repurchases (if any) will be determined by Ralliant based on its evaluation of market conditions and other factors and our stated plans do not obligate Ralliant to acquire any particular amount of shares and may be suspended or discontinued at any time. Terminology such as “believe”, “expect”, “anticipate”, “forecast”, “positioned”, “intend”, “plan”, “project”, “estimate”, “grow”, “will”, “should”, “could”, “would”, “may”, “strategy”, “opportunity”, “possible”, “potential”, “outlook”, “assumptions”, “target”, “on track”, and “guidance” and similar references to future periods are intended to identify forward-looking statements, although not all forward-looking statements are accompanied by such words. Forward-looking statements are based on assumptions and assessments made by management of the Company in light of their experience and perceptions of historical trends, current conditions, expected future developments and other factors they believe to be appropriate. These forward-looking statements are subject to a number of risks and uncertainties, including but not limited to the risks and uncertainties set forth under “Cautionary Statement Concerning Forward-Looking Statements”, “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Information Statement filed as an exhibit to the Company’s Form 10-12B/A with the U.S. Securities and Exchange Commission (the “SEC”) on May 28, 2025, and under “Information Relating to Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 6, 2025 and Annual Report on Form 10-K for the year ended December 31, 2025 to be filed later with the SEC (the Company’s “Annual Report on Form 10-K”). Forward-looking statements are not guarantees of future performance and actual results may differ materially from the results, developments, and business decisions contemplated by the Company’s forward- looking statements. Accordingly, you should not place undue reliance on any such forward-looking statements. Forward-looking statements speak only as of the date of the document or other communication in which they are made (or such earlier date as may be specified in such statement). Ralliant assumes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise. All fourth quarter and full year 2025 financial information in this presentation is preliminary, based on the Company's estimates and subject to completion of its financial closing procedures. Final results for the full year, which will be reported in the Company’s Annual Report on Form 10-K, may vary from the information in this presentation. In particular, until the Company's financial statements are issued in the Annual Report on Form 10-K, it may be required to recognize certain subsequent events (such as in connection with contingencies or the realization of assets) which could affect the Company's final results. This presentation contains references to financial measures not presented in accordance with generally accepted accounting principles in the United States (“GAAP”). Please refer to the Appendix of this presentation for reconciliations of historical non-GAAP financial measures with the most directly comparable financial measures calculated in accordance with GAAP. The Company has not reconciled the forward- looking statements regarding non-GAAP measures for "adjusted EBITDA margin" (including segment adjusted EBITDA margin), "incremental adjusted EBITDA margin," "adjusted EPS,“ “organic revenue growth,” "free cash flow," or "free cash flow conversion," because we are unable to do so without unreasonable efforts or to reasonably estimate the projected outcome of certain significant items, including currency impacts, impacts of acquisitions and divestitures and similar adjustments. These items are uncertain, depend on various factors out of our control and could have a material impact on the corresponding measures calculated in accordance with GAAP. Non-GAAP Financial Measures 2025 INVESTOR DAY TAMI NEWCOMBE President and Chief Executive Officer Key Messages 4 01 02 03 Making progress towards long-term targets communicated at Investor Day in June 2025 despite 2025 normalized and 2026 adj. EBITDA margin guidance below target 1. Represents shares repurchased February 6, 2026, through February 16, 2026 Further discussion regarding our use of Non-GAAP financial measures and reconciliations between certain GAAP and non-GAAP measures are included in the Appendix of this presentation. Enter 2026 with transition to standalone public company complete, clarity on our post-spin cost structure, and executing for both growth and profitability 04 Delivered results at the high end or above every quarterly guidance metric as a public company; Incrementally more positive about our end markets and growth opportunity Confidence in long-term value demonstrated by commencement of share repurchases; repurchased 935k shares in the open market for $39 million since Q4 earnings1

Our Precision Technologies Create Confidence...



What we do
We deliver instruments and sensors & safety systems for applications where **accuracy, reliability, and safety matter.**

Why it matters
Precision creates confidence for the innovators, scientists, and engineers we empower.

Who we serve
Customers designing mission critical systems in demanding environments like utilities, aerospace, defense, electronics, and industrial manufacturing.

What sets us apart
Our **people-first culture, precision expertise,** and the **Ralliant Business System** together drive growth and productivity.

RALLIANT

Ralliant Overview

BY THE NUMBERS

~$2.1B	Revenue[1]
~7K	Team Members
~20	Manufacturing Sites
~90K	Customers
~2.2K	Active Patents

EXECUTING OUR PROFITABLE GROWTH STRATEGY

RBS Everywhere
Continuing our operating discipline to unlock efficiency and profitability enterprise-wide

Stronghold Positions
Deepening our advantaged positions in target markets where we have longstanding customer loyalty

Winning Growth Vectors
Expanding portfolio to capture outsized secular growth in defense technologies, grid modernization and power electronics

RALLIANT
1. 2025 as reported financials.
6

100+ Years of Innovation: Ralliant Business Segments Overview

SENSORS & SAFETY SYSTEMS

Power grid monitoring solutions, defense and space technology, and industrial sensors for demanding environments where uptime, precision, and reliability are non-negotiable

~60% % of revenue[1]

Industrial Manufacturing	Defense & Space	Utilities	Other[2]
21%	17%	15%	9%



QUALITROL | Pacific Scientific | Gems Setra | HENGSTLER DYNAPAR | ANDERSON-NEGELE

TEST & MEASUREMENT

Precision instruments, software, and services essential to the future of electronics, communications, and energy storage systems

% of revenue[1] ~40%

Diversified Electronics[3]	Communications	Semiconductor
19%	12%	8%



Tektronix | EA Elektro-Automatik | KEITHLEY | SONIX

RALLIANT
1. Based on full year 2025 revenue. End market percentages may not foot due to rounding. 2. Other includes Food and Beverage, Healthcare, and HVAC. 3. Diversified Electronics includes Industrial, Consumer, Automotive, Medical, Education, and General Purpose.
7

RALLIANT

2026 Guidance and Long-Term Targets

Reiterating 2026 Guidance

Guidance in line with long-term growth and incremental margin targets, but below long-term adj. EBITDA margin target

	Long-Term Through-cycle Targets[1]	Full-Year 2026 Guidance	FY2026 Guidance Expectations vs. Investor Day Targets
Revenue Growth	3% – 5%	$2.1 to $2.2B	• 2-6% organic revenue growth in 2026 is in line with long-term target
Adj. EBITDA Margin	Low-to-Mid-20s	18% - 20%	• ~100 bps of Adj. EBITDA margin expansion at the mid-point vs. normalized 2025 Adj. EBITDA margin of 18.1%, but starting below long-term target
Incremental Adj. EBITDA Margin	30%-35%	40%-45%	• Incremental margin vs. normalized 2025 Adj. EBITDA margin above long-term targets, inclusive of the announced $9-$11M Cost Savings Program
Adj. EPS	Not Provided	$2.22 to $2.42	• First full year as a public company, establishing go-forward baseline
FCF Conversion	> 95%	> 95%	• Expect to continue track record of strong cash generation and conversion in line with long-term target following 117% FCF conversion in 2025

RALLIANT

1. Established at June 2025 Investor Day.
Ralliant does not provide a reconciliation for non-GAAP estimates for adjusted EPS, adjusted EBITDA margin, Incremental adjusted EBITDA margins, organic revenue growth, or free cash flow conversion on a forward-looking basis because the information necessary to calculate a meaningful or accurate estimation of reconciling items is not available without unreasonable effort. See the Appendix of this presentation for more information.

9

Path to Long-Term Adj. EBITDA Margin Target Through Strong Revenue Growth and Incremental Margins

Adj. EBITDA Margin[1,3]

(Adj. EBITDA Margin, %; Drivers Shown in bps)


20.5%
(240)
18.1%
Up to 200
20%
18%
Low-to-Mid 20%
1
2
3
2025
Impact of Full Year of Post-Spin Costs in 2025
Normalized 2025
Uplift from 40-45% Incremental Margins
2026 Outlook
Incremental Margins
Long-Term Target

Run-rate quarterly Adj. OpEx[2] of ~$175M in 2H25 vs. ~$150M quarterly Adj. OpEx[2] pre-spin in 1H25[3]

1. $50M normalizing adjustment to 1H25 for additional post-spin costs corresponds to full year of ~$175M quarterly Adj. OpEx[2]

   240 bps normalizing adjustment results in normalized 2025 adj. EBITDA margin of 18.1% for a normalized jumping off point for 2026

2. Incremental Adj. EBITDA Margin of 40-45% expected in 2026, includes all expected in-year headwinds and tailwinds

   2026 guidance exceeds long-term through-cycle target of 30-35% communicated at June 2025 Investor Day

3. Incremental Adj. EBITDA Margin of 40-45% during periods of growth, supports through-cycle incremental margin target of 30-35%

Despite a lower jumping off point, strong growth opportunities and incremental margins provide path to Adj. EBITDA Margin within long-term through-cycle range

RALLIANT

1. Adjusted results exclude a non-cash goodwill impairment charge of $1.4 billion related to the Test & Measurement reporting unit. The impairment was primarily driven by revised expectations for the EA Elektro-Automatik business that was acquired in January 2024, reflecting slower-than-anticipated progression and recent reduction in industry forecasts of future electric vehicle ("EV") adoption. 2. Adjusted OpEx excludes amortization costs and one-time Stock Based Compensation adjustment in Q3 2025. 3. Further discussion regarding our use of non-GAAP financial measures and reconciliations between certain GAAP and non-GAAP measures are included in the Appendix of this presentation.

10

1 Full Year Of Post-spin Operating Expenses Would Have Reduced 2025 Adj. EBITDA Margin by 240 Basis Points

($M)	Quarterly Adj. Operating Expenses[1,2,3]
Pre-Spin (1H25) quarterly run-rate	**~$150**
2025 employee merit increase	+$5
Other employee costs	+$3 – $5
Standalone public co. costs ($50-55M annualized) reported in Corporate & Other	+$13
Post-Spin (2H25) quarterly run-rate estimate communicated with 2Q25 earnings results on August 11, 2025	**~$170**
Additional post-spin quarterly employee costs	+$5
Post-Spin (2H25) quarterly run-rate actuals communicated on 4Q25 earnings call on February 5, 2026	**~$175**

($M)	FY2025 Adj. Operating Expenses[1,2,3]
FY2025 reported adj. operating expenses	**~$650**
Normalizing adjustment for full year of post-spin costs	~$50
FY2025 normalized adj. operating expenses	**~$700**
Adj. EBITDA Margin Impact of normalizing adjustment for full-year of post-spin costs	***240 bps***

Reflects $50M adjustment for additional post-spin costs ($25M in Q1 2025 and $25M in Q2 2025), corresponding to ~$175M quarterly run-rate of Adj. OpEx realized in 2H25

- ~$20M adjustment for standalone public company costs reported in Unallocated Corporate & Other
- ~$30M adjustment for higher employee costs, such as healthcare, business insurance, and IT costs
  - Allocated to Sensors & Safety Systems and Test & Measurement segments

RALLIANT

1. Adjusted operating expenses exclude amortization and other non-GAAP adjustments as outlined in non-GAAP reconciliation tables in the Appendix. Implied quarterly rate based on pro forma financial statements included in Form 10 filed May 19, 2025. 2. Adjusted OpEx excludes amortization costs and one-time Stock Based Compensation adjustment in Q3 2025. 3. Further discussion regarding our use of non-GAAP financial measures and reconciliations between certain GAAP and non-GAAP measures are included in the Appendix of this presentation.

11

2 Incremental Adj. EBITDA Margin in 2026 Expected to Exceed Long-term Through-cycle Target Communicated at June 2025 Investor Day

Reiterating Long-Term, Through-Cycle Margin Targets Established at 2025 Investor Day

	Expected Adj. EBITDA Margin Ranges Through the Cycle[1]
Sensors and Safety Systems (+)	High-20s
Test and Measurement (=)	Mid-Teens to Low-20s
Ralliant	Low-to-Mid-20s *Incremental Adj. EBITDA Margin of 30-35%*

FY2026 Expected Incremental Adj. EBITDA Margin of 40-45%[1] Inclusive of

- \+ Progressing Cost-Savings Program
- \+ Ongoing RBS productivity initiatives
- \+ Dynamic resource allocation
- – Direct material cost inflation
- – Employee merit increase; incentive compensation reset to target levels
- – Investments in growth acceleration

RALLIANT

1. The Company has not reconciled the forward-looking statements regarding non-GAAP measures for Adj. EBITDA margin (including segment Adj. EBITDA margin) or incremental Adj. EBITDA margin because we are unable to do so without unreasonable efforts or to reasonably estimate the projected outcome of certain significant items, including currency impacts, impacts of acquisitions and divestitures and similar adjustments.

12

3 Path to Long-Term Adj. EBITDA Margin Targets Through Strong Revenue Growth and Incremental Margins

Well-positioned to exceed expected long-term market growth

		LT Expected Served Market Growth[1]
Defense & Space	• Continued super-cycle of investment in defense programs resulting in growth above long-term target	5-7%
Utilities	• Durable infrastructure investments in grid modernization and data center demand expected to continue	5-7%
Industrial Manufacturing	• Stabilized in 2025 with positive signals of momentum in early 2026	0-2%
Test & Measurement	• After revenue low-point in 1Q25, sequential improvement throughout 2025 with return to growth expected in 2026	2-3%

Line of sight to adj. EBITDA margin within long-term through-cycle target[2]



Low-to-mid-20s %
18% to 20%
2026E
Long-Term, Through-Cycle Target

~100 bps of Adj. EBITDA margin expansion at the mid-point vs. normalized 2025 Adj. EBITDA margin of 18.1%

Incremental adj. EBITDA margin of 40-45% during periods of growth, supports through-cycle incremental margin target of 30-35%

Line of sight to adj. EBITDA margin within long-term, through-cycle target

RALLIANT

1. As communicated at June 2025 Investor Day. 2. The Company has not reconciled the forward-looking statements regarding non-GAAP measures for Adj. EBITDA margin or incremental Adj. EBITDA margin because we are unable to do so without unreasonable efforts or to reasonably estimate the projected outcome of certain significant items, including currency impacts, impacts of acquisitions and divestitures and similar adjustments.

13

Disciplined Capital Allocation Approach

Strong cash generation allowing for strategic reinvestment; Commenced share repurchases following 4Q25 earnings

01	**Organic Reinvestment** Organically invest in high growth markets aligned to long-term secular growth drivers	• Organic investment accounted for within target incremental Adj. EBITDA margins • 30-35% over the long-term and 40-45% expected in 2026 • Record product launch year in 2025 and continue to invest in innovation enterprise-wide • Investing to increase capacity and commercial resources in Defense and Utilities
02	**Return of Capital** Return cash to shareholders through dividend and authorized buybacks	• Declared quarterly dividend of $0.05/share on January 29, 2026 • Share repurchase authorization of $200 million in place with ~$160 million remaining capacity as of February 16, 2026 • **Repurchased 935k shares at an average price of $41.94 for a total of $39.2M beginning February 6, 2026, following 4Q25 earnings announcement[1]**
03	**Focused Acquisitions** Strategic tuck-ins with high return profile and strong value creation	• Tuck-in acquisitions aligned with winning growth vectors • Focus on high returns with opportunity for operating synergies

Allocating capital to generate strong returns while maintaining target net leverage

RALLIANT

1. Represents shares repurchased February 6, 2026, through February 16, 2026.

14

Clear Financial Priorities to Drive Value Creation

GROWTH	PROFITABILITY	FREE CASH FLOW	RETURNS
Revenue Growth Extension	**Adj. EBITDA Growth Faster than Revenue**	**Strong and Durable Free Cash Flow**	**Disciplined Capital Allocation**

LONG-TERM THROUGH-CYCLE TARGETS[1]

Revenue growth **3-5%**	Adj. EBITDA margin[2]: **Low-to-Mid-20s** Incremental margins: **30-35%**	FCF conversion[2,3] **>95%**	**Return capital** to shareholders and invest in **growth vectors**

TARGETING EARNINGS GROWTH AND SHAREHOLDER RETURNS

RALLIANT

1. As communicated at June 2025 Investor Day. 2. The Company has not reconciled the forward-looking statements regarding non-GAAP measures for Adj. EBITDA margin (including segment Adj. EBITDA margin), incremental Adj. EBITDA margin, or FCF conversion because we are unable to do so without unreasonable efforts or to reasonably estimate the projected outcome of certain significant items, including currency impacts, impacts of acquisitions and divestitures and similar adjustments. 3. FCF conversion as measured on a trailing-twelve-months basis.

15

Key Takeaways

01

Executing 2026

Transition to standalone public company complete, clarity on our post-spin cost structure, and executing for both growth and profitability

02

Strategic Clarity

Entered 2026 with strong secular tailwinds and strategic clarity on investments to accelerate organic growth

03

Long-Term Value Confidence

Began repurchasing shares following 4Q25 earnings with 935k shares purchased to-date[1]

RALLIANT

1. Represents shares repurchased February 6, 2026, through February 16, 2026.

16

RALLIANT

Built for Precision

RALLIANT

Appendix

RALLIANT

18

Summary GAAP to Non-GAAP Bridge

Refer to the following pages for the reconciliations of historical non-GAAP financial measures with the most directly comparable financial measures calculated in accordance with GAAP.

	Year Ended December 31, 2025			Management Assessment of Normalized Run-Rate	
($ in millions, except per share amounts)	GAAP	Non-GAAP Adjustments	Non-GAAP	Normalizing Adjustment	Normalized Non-GAAP
Revenue	$ 2,068.8	$ —	$ 2,068.8	$ —	$ 2,068.8
Cost of sales	(1,028.5)	10.4 (a)	(1,018.1)	—	(1,018.1)
Gross profit to Adjusted gross profit (Non-GAAP)	1,040.3	10.4	1,050.7	—	1,050.7
Gross margin and Adjusted gross margin	50.3 %		50.8 %		50.8 %
Operating costs	(2,223.3)	1,569.6 (b)	(653.7)	(50.0) (c)	(703.7)
Operating (loss) to Adjusted operating profit (Non-GAAP)	(1,183.0)	1,580.0	397.0	(50.0)	347.0
Depreciation			28.6	—	28.6
Other			(1.1)	—	(1.1)
Adjusted EBITDA (Non-GAAP)			$ 424.5	$ (50.0)	$ 374.5
Adjusted EBITDA margin (Non-GAAP)			20.5 %		18.1 %

(a) Amount relates to discrete restructuring charges impacting cost of sales.

(b) Amount primarily relates to Goodwill impairment of $1.44 billion and amortization expense of $86.9 million.

(c) Normalizing adjustment reflects additional standalone public company costs ($25M in Q1 2025 and $25M in Q2 2025), corresponding to $175M quarterly run-rate for adjusted operating expenses.

19

Non-GAAP Financial Measures

The Company reports financial results in accordance with GAAP. However, this presentation contains references to certain non-GAAP measures, which are not recognized financial measures under GAAP, because management believes they assist investors and analysts in comparing our operating performance across reporting periods on a consistent basis by excluding items that they do not believe are indicative of ongoing operating performance. Management believes these measures are helpful in highlighting trends in our operating results, while other measures can differ significantly depending on long-term strategic decisions regarding capital structure and allocation, the tax jurisdictions in which companies operate and capital investments and acquisitions.

Non-GAAP measures typically used by Ralliant include: "adjusted net earnings," "adjusted diluted EPS," "EBITDA," "adjusted EBITDA" (including segment adjusted EBITDA), "adjusted EBITDA margin" (including segment adjusted EBITDA margin), "adjusted operating profit (loss)" (including segment adjusted operating profit (loss)), "organic revenue growth," "adjusted gross profit," "adjusted gross profit margin," "adjusted operating expenses," "free cash flow," "free cash flow conversion," and "net leverage" financial measures which are, in each case, not presented in accordance with GAAP. The non-GAAP financial measures are not intended to replace the presentation of the comparable measures under GAAP, should be read in conjunction with the most directly comparable GAAP financial measures, and may not be comparable to similarly titled measures reported by other companies. We define these non-GAAP financial measures as follows:

- Adjusted net earnings refers to net (loss) earnings calculated in accordance with GAAP, adjusted to exclude amortization of acquisition-related intangible assets, acquisition and divestiture related adjustments and costs, discrete restructuring charges, and other non-recurring charges resulting from the separation such as duplicative corporate allocations from Fortive, stock-based compensation modification, separation costs, Goodwill impairment and the tax effect of those adjustments, as well as a discrete tax adjustment related to a reduction in the German corporate tax rate and Goodwill impairment.
- Adjusted diluted EPS refers to adjusted net earnings divided by average common diluted stock outstanding.
- EBITDA refers to net (loss) earnings calculated in accordance with GAAP, excluding, interest, taxes, depreciation, and amortization.
  - Adjusted EBITDA refers to EBITDA adjusted to exclude stock-based compensation modification, acquisition and divestiture related adjustments and costs, discrete restructuring charges, separation costs, Goodwill impairment, and Fortive corporate allocations.
  - Adjusted EBITDA margin refers to adjusted EBITDA as a percentage of GAAP revenue.
  - Adjusted EBITDA, which is also shown for the segments, also refers to operating (loss) profit calculated in accordance with GAAP adjusted to exclude amortization of acquisition-related intangible assets, acquisition and divestiture related adjustments and costs, discrete restructuring charges, Fortive corporate allocations, stock-based compensation modification, separation costs, Goodwill impairment, depreciation, and other.
  - Normalized adjusted EBITDA refers to EBITDA adjusted to exclude stock-based compensation modification, acquisition and divestiture related adjustments and costs, discrete restructuring charges, separation costs, Goodwill impairment, and Fortive corporate allocations, and to reflect additional standalone public company costs on a full-year basis.
  - Normalized adjusted EBITDA margin refers to normalized adjusted EBITDA as a percentage of GAAP revenue.
- Adjusted operating profit (loss) refers to operating profit calculated in accordance with GAAP, adjusted to exclude Goodwill impairment, amortization of acquisition-related intangible assets, acquisition and divestiture related adjustments and costs, discrete restructuring charges, and other non-recurring charges resulting from the separation such as duplicative corporate allocations from Fortive, stock-based compensation modification, and separation costs.
- Organic revenue growth refers to revenue from operations growth calculated according to GAAP, but excluding (1) the impact from acquired and divested businesses and (2) the impact of currency translation. References to revenue attributable to acquisitions or acquired businesses refer to GAAP revenue from acquired businesses recorded prior to the first anniversary of the acquisition, less the amount of revenue attributable to certain businesses or product lines that, at the time of reporting, have been divested or are pending divestiture, but are not, and will not be, considered discontinued operations prior to the first anniversary of the divestiture. The portion of revenue attributable to the impact of currency translation is calculated as the difference between (a) the period-to-period change in revenue (excluding revenue impact from acquired businesses) and (b) the period-to-period change in revenue (excluding the revenue impact from acquired businesses) after applying the current period foreign exchange rates to the prior year period.
- Adjusted gross profit refers to gross profit calculated in accordance with GAAP, adjusted to exclude discrete restructuring charges impacting cost of sales.
  - Adjusted gross profit margin refers to adjusted gross profit as a percentage of GAAP revenue.
- Adjusted operating expenses refers to operating expenses calculated in accordance with GAAP, adjusted to exclude Goodwill impairment, amortization of acquisition-related intangible assets, acquisition and divestiture related adjustments and costs, discrete restructuring charges, Fortive corporate allocations, separation costs, and stock-based compensation modification.
- Normalized adjusted operating expenses refers to operating expenses calculated in accordance with GAAP, adjusted to exclude Goodwill impairment, amortization of acquisition-related intangible assets, acquisition and divestiture related adjustments and costs, discrete restructuring charges, Fortive corporate allocations, separation costs, and stock-based compensation modification, and to reflect additional standalone public company costs on a full-year basis.
- Free cash flow refers to cash flow from operations calculated according to GAAP but excluding purchases of property, plant and equipment ("capital expenditures").
  - Free cash flow conversion refers to free cash flow divided by adjusted net earnings.
- Net leverage refers to net debt divided by trailing twelve months (TTM) adjusted EBITDA as defined by the Company's credit agreement.

The Company has not reconciled the forward-looking statements regarding non-GAAP measures for "adjusted EBITDA margin" (including segment adjusted EBITDA margin), "incremental adjusted EBITDA margin," "organic revenue growth," "free cash flow," or "free cash flow conversion," because we are unable to do so without unreasonable efforts or to reasonably estimate the projected outcome of certain significant items, including currency impacts, impacts of acquisitions and divestitures and similar adjustments. These items are uncertain, depend on various factors out of our control and could have a material impact on the corresponding measures calculated in accordance with GAAP.

20

ADJUSTED NET EARNINGS (UNAUDITED)

($ in millions, except per share amounts)	Year Ended December 31, 2025
Net loss and net diluted loss per share (GAAP)	**$ (1,222.5)**
Goodwill impairment	1,441.7
Amortization of acquisition related intangible assets	86.9
Acquisition and divestiture related adjustments and costs	2.4
Discrete restructuring charges	13.0
Fortive corporate allocations	10.1
Stock-based compensation modification	22.4
Separation costs	3.5
Tax effect of the adjustments reflected above	(22.4)
Discrete tax adjustments	(29.8)
Adjusted net earnings (Non-GAAP)	**$ 305.3**

21

ADJUSTED EBITDA AND ADJUSTED EBITDA MARGIN (UNAUDITED)

($ in millions)	Year Ended December 31, 2025
Revenue (GAAP)	**$ 2,068.8**
Net loss (GAAP)	**$ (1,222.5)**
Interest expense, net	32.3
Income tax expense	6.1
Depreciation	28.6
Amortization	86.9
EBITDA (Non-GAAP)	**(1,068.6)**
Goodwill impairment	1,441.7
Stock-based compensation modification	22.4
Acquisition and divestiture related adjustments and costs	2.4
Discrete restructuring charges	13.0
Separation costs	3.5
Fortive corporate allocations	10.1
Adjusted EBITDA (Non-GAAP)	**$ 424.5**
Net loss margin (GAAP)	**(59.1)%**
Adjusted EBITDA margin (Non-GAAP)	**20.5 %**

22

ADJUSTED OPERATING PROFIT (LOSS), ADJUSTED EBITDA and ADJUSTED EBITDA MARGIN (UNAUDITED)

($ in millions)	Year Ended December 31, 2025
Revenue (GAAP)	**$ 2,068.8**
Operating (loss) profit (GAAP)	**$ (1,183.0)**
Goodwill impairment	1,441.7
Amortization of acquisition-related intangible assets	86.9
Acquisition related adjustments and costs	2.4
Gain on sale of property	—
Discrete restructuring charges	13.0
Russia Exit and Wind Down Costs	—
Fortive corporate allocations	10.1
Stock-based compensation modification	22.4
Separation Costs	3.5
Adjusted operating profit (loss) (Non-GAAP)	**397.0**
Depreciation	28.6
Other	(1.1)
Adjusted EBITDA (Non-GAAP)	**$ 424.5**
Operating (loss) profit margin (GAAP)	**(57.2)%**
Adjusted EBITDA margin (Non-GAAP)	**20.5 %**

The sum of the components of adjusted EBITDA may not equal due to rounding.

23

ADJUSTED OPERATING EXPENSES (UNAUDITED)

	Three Months Ended											
	March 28, 2025			June 27, 2025			September 26, 2025			December 31, 2025		
($ in millions)	Ralliant	Total Segments [a]	Unallocated Corporate Costs and Other [b]	Ralliant	Total Segments [a]	Unallocated Corporate Costs and Other [b]	Ralliant	Total Segments [a]	Unallocated Corporate Costs and Other [b]	Ralliant	Total Segments [a]	Unallocated Corporate Costs and Other [b]
Operating costs:												
Selling, general and administrative	$ (128.3)	$ (127.0)	$ (1.3)	$ (147.4)	$ (141.1)	$ (6.3)	$ (177.8)	$ (141.4)	$ (36.4)	$ (163.2)	$ (148.4)	$ (14.8)
Research and development	(41.3)	(41.3)	—	(42.0)	(42.0)	—	(38.8)	(38.8)	—	(42.9)	(42.9)	—
Goodwill impairment	—	—	—	—	—	—	—	—	—	(1,441.7)	(1,441.7)	—
Total operating costs (GAAP)	**(169.6)**	**(168.3)**	**(1.3)**	**(189.4)**	**(183.1)**	**(6.3)**	**(216.6)**	**(180.2)**	**(36.4)**	**(1,647.8)**	**(1,633.0)**	**(14.8)**
Goodwill impairment	—	—	—	—	—	—	—	—	—	1,441.7	1,441.7	—
Amortization of acquisition-related intangible assets	20.3	20.3	—	21.9	21.9	—	22.5	22.5	—	22.2	22.2	—
Acquisition related adjustments and costs	1.0	1.0	—	1.4	1.4	—	—	—	—	—	—	—
Discrete restructuring charges	0.5	0.5	—	0.4	0.4	—	0.4	0.4	—	1.7	1.7	—
Fortive corporate allocations	—	—	—	10.1	10.1	—	—	—	—	—	—	—
Separation costs	—	—	—	—	—	—	0.9	0.5	0.4	2.6	0.8	1.8
Stock-based compensation modification	—	—	—	—	—	—	22.4	—	22.4	—	—	—
Adjusted operating expenses (Non-GAAP)	**$ (147.8)**	**$ (146.5)**	**$ (1.3)**	**$ (155.6)**	**$ (149.3)**	**$ (6.3)**	**$ (170.4)**	**$ (156.8)**	**$ (13.6)**	**$ (179.6)**	**$ (166.6)**	**$ (13.0)**

(a) Amounts include other employee costs allocated to the segments.

(b) Amounts primarily related to the stock-based compensation modification and standalone public company costs.

24

ADJUSTED OPERATING EXPENSES (UNAUDITED) Year Ended December 31, 2025 ($ in millions) Ralliant Total Segments (a) Unallocated Corporate Costs and Other (b) Operating costs: Selling, general and administrative $ (616.6) $ (557.9) $ (58.7) Research and development (165.0) (165.0) — Goodwill impairment (1,441.7) (1,441.7) — Total operating costs (GAAP) (2,223.3) (2,164.6) (58.7) Goodwill impairment 1,441.7 1,441.7 — Amortization of acquisition-related intangible assets 86.9 86.9 — Acquisition related adjustments and costs 2.4 2.4 — Discrete restructuring charges 2.6 2.6 — Fortive corporate allocations 10.1 10.1 — Separation costs 3.5 1.4 2.1 Stock-based compensation modification 22.4 — 22.4 Adjusted operating expenses (Non-GAAP) $ (653.7) $ (619.5) $ (34.2) (a) Amounts include other employee costs allocated to the segments. (b) Amounts primarily related to the stock-based compensation modification and standalone public company costs. 2525 FREE CASH FLOW AND FREE CASH FLOW CONVERSION (UNAUDITED) 2626 Year Ended ($ in millions) December 31, 2025 Operating cash flows (GAAP) $ 397.6 Less: Purchases of property, plant & equipment (capital expenditures) (GAAP) (39.2) Free cash flow (Non-GAAP) $ 358.4 Adjusted net earnings (Non-GAAP) $ 305.3 Free cash flow conversion (Non-GAAP) 117.4%